SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-2739
                                   811-10179

Name of Fund:  Merrill Lynch Basic Value Fund, Inc.
               Master Basic Value Trust

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch Basic Value Fund, Inc., 800 Scudders Mill Road,
Plainsboro, NJ,  08536.  Mailing address:  P.O. Box 9011, Princeton,
NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 06/30/03

Date of reporting period: 07/01/02 - 06/30/03

Item 1 - Attach shareholder report



(BULL LOGO)
Merrill Lynch Investment Managers


www.mlim.ml.com


Merrill Lynch
Basic Value Fund, Inc.


Annual Report
June 30, 2003



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change. Please see the Fund's prospectus for a description of risks associated with global investments.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com; and
(3) on the Securities and Exchange Commission's website at http://www.sec.gov.


Merrill Lynch Basic Value Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



A Letter From the President


Dear Shareholder,
The year 2003 is half behind us, and I believe it is fair to say it has been a meaningful six months. After three agonizing years for equity markets, this spring brought investors hopeful signs for an upturn, the most significant being the conclusion of the war in Iraq.

As restructuring began in Iraq, oil prices dropped. At the same time, credit spreads tightened and we saw the most promising months for equities since last October. Many companies began to show improving earnings, and consumer confidence strengthened. Although the economic picture remains clouded by concerns over unemployment, deflation and still unpredictable markets, economic recovery seems to be top of mind for the President, Congress and the Federal Reserve Board--all of whom have taken steps aimed at reviving the economy and drawing investors back to the markets.

The events and efforts of the past six months appear to have made an impression on investors and the markets. While both the S&P 500 Index and Nasdaq were well into negative territory for the six-month period ended December 31, 2002, both indexes rebounded over the six months that followed. From December 31, 2002 to June 30, 2003, the S&P 500 and Nasdaq returned +11.76% and +21.51%, respectively.

Against this backdrop, our portfolio managers continued to work diligently to deliver on our commitment to provide superior performance within reasonable expectations for risk and return. This included striving to outperform our peers and the market indexes. With that said, remember also that the advice and guidance of a skilled financial advisor can mean the difference between fruitful and fruitless investing. A financial professional can help you choose those investments that will best serve you as you plan for your financial future.

Finally, I am proud to premiere a new look to our shareholder communications. Our portfolio manager commentaries have been trimmed and organized in such a way that you can get the information you need at a glance, in plain language. Today's markets are confusing enough. We want to help you to put it all in perspective. The report's new size also allows us certain mailing efficiencies. The cost savings in both production and postage are passed on to the fund and, ultimately, to fund shareholders.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.


Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



MERRILL LYNCH BASIC VALUE FUND, INC., JUNE 30, 2003



We are pleased to present to you the management team of Merrill Lynch Basic Value Fund, Inc.


Senior Portfolio Managers Kevin Rendino and Bob Martorelli co-head the Merrill Lynch Basic Value team. Mr. Rendino joined Merrill Lynch Investment Managers (MLIM) in 1990. He received a bachelor's degree from Boston College. Mr. Martorelli joined MLIM in 1985. He received a bachelor's degree from Hofstra University and an MBA from Fordham University.

The investment team also includes Analysts Harry Radovich, Geri Gunn-Hertig, Carrie King and John Arege and Research Associate Michelle Smith. Mr. Radovich earned a bachelor's degree and an MBA from St. John's University and is a CFA R charterholder.
Ms. Gunn-Hertig has a bachelor's degree from Montclair State University and an MBA from Rutgers University. Ms. King holds a bachelor's degree from Boston University and an MBA from New York University. Mr. Arege received a bachelor's degree from the Catholic University and a juris doctor degree from Touro Law School. He is a CFA charterholder. Ms. Smith earned a bachelor's degree from Rider University. The team has a combined 80 years of investment experience.


Kevin Rendino
Senior Portfolio Manager


Bob Martorelli
Senior Portfolio Manager



Table of Contents

A Letter From the President                                2
A Discussion With Your Fund's Portfolio Managers           4
Performance Data                                           6
Fund Financial Statements                                 10
Fund Financial Highlights                                 13
Fund Notes to Financial Statements                        18
Important Tax Information                                 21
Master Schedule of Investments                            22
Master Financial Statements                               25
Master Financial Highlights                               28
Master Notes to Financial Statements                      29
Independent Auditors' Report                          21, 32
Portfolio Information                                     33
Officers and Directors/Trustees                           34



MERRILL LYNCH BASIC VALUE FUND, INC., JUNE 30, 2003



A Discussion With Your Fund's Portfolio Managers

As many of the extraordinary events that have plagued equities move to the background--the accounting issues, corporate governance, Iraq and SARS--we believe stocks offer attractive investment potential.


How did the Fund perform during the year?
For the 12-month period ended June 30, 2003, Merrill Lynch Basic Value Fund, Inc.'s Class A, Class B, Class C and Class I Shares had total returns of -0.94%, -1.72%, -1.75% and -0.74%, respectively. The Fund outperformed both the -1.84% return of the unmanaged Standard & Poor's 500 (S&P 500) Barra Value Index and the -2.41% average return of the Lipper Large Cap Value Funds for the same period. The Fund underperformed the broader S&P 500 Index, which incorporates the performance of growth stocks and returned +.25% for the period. Growth stocks (as measured by the S&P 500 Barra Growth Index) outperformed value stocks (as measured by the S&P 500 Barra Value Index) by more than 4% for the 12-month period, causing the Fund to trail the overall S&P 500 Index. For the six-month period ended June 30, 2003, the Fund's Class A, Class B, Class C and Class I Shares posted positive absolute total returns of +10.48%, +10.00%, +10.03% and +10.57%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages
6 - 9 of this report to shareholders.)

As reflected by the returns noted above, the first half of the fiscal year was a more difficult period for stocks in general and for the Fund. The second half of the fiscal year was characterized by improvement in equity market conditions and in portfolio performance.


What economic and market developments affected the Fund during the period?
The event that had the greatest impact on the markets, particularly during the second half of the fiscal period, was the resolution of the Iraq conflict. While the year also was marked by uneasiness over economic growth, severe acute respiratory syndrome (SARS) and lingering concerns over accounting irregularities and corporate governance issues, the predominant influence, in our opinion, centered around activities related to Iraq. Beginning in late fall 2002, Iraq was on the minds of many corporate executives, management teams and investors. What initially began as the potential for a war became a debate within the United Nations on how the war was going to be fought and who was going to be involved. In the first three months of 2003, the U.S. equity market and the economy in general stalled as investors waited for a resolution.

We believe the intense focus on Iraq, leading up to and including the war, was the primary factor holding back a sustained economic recovery. The tremendous uncertainty it created for investors hurt the markets for much of this period. However, by the time the war started in March 2003, the markets began a slow rally. When the fighting came to an end faster than most expected, war fears lifted and the markets rallied more strongly in anticipation of a long-awaited economic recovery. Today, the question is, are we on course for the recovery? We believe there is a better chance for a sustainable economic revival now than there was before the war started.

In short, we witnessed two very distinct periods--before the war and after the war. As did equity markets in general, the Fund performed poorly before the war. It performed admirably after the war, as we expected, based on the portfolio's positioning.


How was the Fund positioned in this environment?
The portfolio has been positioned for an economic recovery. Some of the areas that did well during the long market downturn of the past three years were the more stable, defensive sectors--areas in which we did participate. Throughout the fiscal year, we continued a process that we started after September 11, 2001. At that time, we began to focus on economically sensitive names, and started to construct the portfolio with a cyclical bias rooted in our belief that the economy would eventually turn upward. As contrarian investors, this is where we saw and continue to see the most long-term value.



MERRILL LYNCH BASIC VALUE FUND, INC., JUNE 30, 2003



For the period, how was the Fund able to outperform the benchmark S&P 500 Barra Value Index and its Lipper peer group?
The Fund's outperformance has been more a result of security selection than asset allocation. In the health care sector, for example, our positions in Boston Scientific Corporation, Aetna Inc. and Merck & Co., Inc. significantly benefited performance in the last six months. In consumer staples, companies such as The Procter & Gamble Company and The Clorox Company helped performance substantially. Based on this, it appears the traditional "safehaven" areas have done well. However, a look at our information technology holdings confirms that owning companies such as Unisys Corporation, IBM Corporation and Hewlett-Packard Company impacted the portfolio favorably during the past 12 months. In the industrial sector, another cyclical area, we saw impressive performance from The Boeing Company. In the materials sector, the Fund benefited from our positions in Massey Energy Company and Alcan Aluminium Ltd. So, despite a procyclical, prorecovery allocation to our portfolio in a market that largely wanted to avoid those areas, the Fund performed well because, ultimately, stock selection was most important--and our stock selection was favorable.


What changes have you made to the portfolio over the period?
Overall, we have not made many major changes to the portfolio. We continued the slow process of eliminating some of the defensive areas and adding more fundamentally sound, yet offensive holdings to the portfolio.

We have been removing those holdings that performed the best in what was a miserable three-year period for the stock market. These included traditionally non-cyclical companies such as Procter & Gamble, Aetna, Lincoln National Corporation, Guidant Corporation and Tribune Company. We have been adding more cyclical companies, which we believe will offer greater value in the period ahead. Recent additions to the portfolio include automobile maker DaimlerChrysler AG, GlobalSantaFe Corporation in the oil service sector, and Alcoa Inc. and BHP Billiton Ltd., two materials companies. We added Boeing and Raytheon Company, both of which came under pressure as the airline sector suffered, and Sun Microsystems, a technology name that actually has not done well in this period, but offers much better value for future returns. Away from our cyclical bias, we added MetLife, Inc., ChevronTexaco Corporation, Unilever and AOL Time Warner Inc., four high-profile companies with compelling franchise-restructuring stories. At purchase price, they represented tremendous value in our view.


How would you characterize the portfolio's position at the close of the period?
We remained poised for an economic recovery. While the portfolio's focus has not changed much, what has changed is investors' appetite for stocks. We continue to be overweight relative to the S&P 500 Barra Value Index in the cyclical areas of the market. Inside each sector, we tend to have an economically sensitive bias in favor of revitalization. In general terms, we are overweight relative to the benchmark in information technology and materials. We have slight overweights in consumer staples and health care, primarily because the benchmark's positions in these areas are so low. As we ended the period, energy was a large overweight compared to the benchmark. As energy companies begin to increase their capital expenditures for oil and gas exploration, we believe stocks in the sector have the potential to provide attractive returns.

The Fund has a modest underweight in the consumer discretionary sector. And, while financials represents our largest sector, at 25% of the portfolio, our allocation is underweight relative to the benchmark's excessive position of 36%. We believe allocating such a large portion of the portfolio's assets to any one sector would expose the Fund to undue risk. Our weighting in the industrials sector is neutral relative to the benchmark, and our positions in utilities and telecommunication services represent modest underweights.

The Fund's investment process has not changed. In our view, the market volatility we are experiencing has nothing to do with most companies' long-term prospects. In fact, we believe it can create significant opportunities for value investors.


Kevin M. Rendino
Vice President and Co-Portfolio Manager


Robert J. Martorelli
Vice President and Co-Portfolio Manager


July 7, 2003


Effective April 14, 2003, the share class names for the Merrill Lynch family of mutual funds were changed to be consistent with the standard share classes of most other mutual fund families. As of that date, all Class A Shares were redesignated Class I Shares. At the same time, Class D Shares were redesignated Class A Shares. There are no changes to the Class B or Class C share class labels. Trading symbols have not changed nor have current eligibility rules or pricing structures. This redesignation of share classes does not impact your investment in any way.



MERRILL LYNCH BASIC VALUE FUND, INC., JUNE 30, 2003


Performance Data


About Fund Performance

Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares.
Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

* Effective June 1, 2001, Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

* Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. Class R Shares are available only to certain retirement plans.

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



MERRILL LYNCH BASIC VALUE FUND, INC., JUNE 30, 2003



Performance Data (continued)


Recent Performance Results
                                                                                 Ten-Year/
                                                6-Month        12-Month       Since Inception
As of June 30, 2003                           Total Return   Total Return       Total Return
ML Basic Value Fund, Inc. Class A Shares*        +10.48%         -0.94%           +128.70%
ML Basic Value Fund, Inc. Class B Shares*        +10.00          -1.72            +133.09
ML Basic Value Fund, Inc. Class C Shares*        +10.03          -1.75            +113.69
ML Basic Value Fund, Inc. Class I Shares*        +10.57          -0.74            +158.08
ML Basic Value Fund, Inc. Class R Shares*          --             --              +  7.23
S&P 500 Index**                                  +11.76          +0.25     +160.37/+143.39/+8.21
S&P 500 Barra Value Index***                     +12.29          -1.84     +145.31/+127.04/+15.45

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The
Fund's ten-year/since inception periods are ten years for Class B &
Class I Shares, from 10/21/94 for Class A & Class C Shares and from
1/03/03 for Class R Shares, respectively.
**This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly
NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues. Ten-year/since inception total returns are for ten years from 10/21/94 and from 1/03/03, respectively.
***This unmanaged broad-based Index is a capitalization-weighted index of those stocks in the S&P 500 Index that have lower price-to-book ratios. Ten-year/since inception total returns are for ten years, from 10/31/94 and from 1/31/03, respectively.



MERRILL LYNCH BASIC VALUE FUND, INC., JUNE 30, 2003



Performance Data (continued)


TOTAL RETURN BASED ON A $10,000 INVESTMENT


A line graph illustrating the growth of a $10,000 investment in ML Basic Value Fund, Inc.++ Class A and Class C Shares* compared to a similar investment in S&P 500 Index++++ and S&P Barra Value
Index++++++. Values illustrated are as follows:


ML Basic Value Fund, Inc.++
Class A Shares*

Date                              Value

10/21/1994**                    $ 9,475.00
June 1995                       $11,013.00
June 1996                       $13,172.00
June 1997                       $17,077.00
June 1998                       $20,985.00
June 1999                       $23,977.00
June 2000                       $22,492.00
June 2001                       $24,475.00
June 2002                       $21,875.00
June 2003                       $21,669.00


ML Basic Value Fund, Inc.++
Class C Shares*

Date                              Value

10/21/1994**                    $10,000.00
June 1995                       $11,559.00
June 1996                       $13,719.00
June 1997                       $17,643.00
June 1998                       $21,522.00
June 1999                       $24,398.00
June 2000                       $22,703.00
June 2001                       $24,519.00
June 2002                       $21,749.00
June 2003                       $21,369.00


S&P 500 Index++++

Date                              Value

10/21/1994**                    $10,000.00
June 1995                       $11,951.00
June 1996                       $15,058.00
June 1997                       $20,283.00
June 1998                       $26,401.00
June 1999                       $32,409.00
June 2000                       $34,758.00
June 2001                       $29,603.00
June 2002                       $24,278.00
June 2003                       $24,339.00


S&P Barra Value Index++++++

Date                              Value

10/21/1994**                    $10,000.00
June 1995                       $11,577.00
June 1996                       $14,448.00
June 1997                       $18,912.00
June 1998                       $23,662.00
June 1999                       $27,578.00
June 2000                       $26,167.00
June 2001                       $28,240.00
June 2002                       $23,131.00
June 2003                       $22,705.00


A line graph illustrating the growth of a $10,000 investment in ML Basic Value Fund, Inc.++ Class B and Class I Shares* compared to a similar investment in S&P 500 Index++++ and S&P Barra Value
Index++++++. Values illustrated are as follows:


ML Basic Value Fund, Inc.++
Class B Shares*

Date                              Value

June 1993                       $10,000.00
June 1994                       $10,461.00
June 1995                       $12,600.00
June 1996                       $14,957.00
June 1997                       $19,237.00
June 1998                       $23,464.00
June 1999                       $26,608.00
June 2000                       $24,761.00
June 2001                       $26,747.00
June 2002                       $23,718.00
June 2003                       $23,309.00


ML Basic Value Fund, Inc.++
Class I Shares*

Date                              Value

June 1993                       $ 9,475.00
June 1994                       $10,013.00
June 1995                       $12,183.00
June 1996                       $14,610.00
June 1997                       $18,985.00
June 1998                       $23,395.00
June 1999                       $26,796.00
June 2000                       $25,193.00
June 2001                       $27,487.00
June 2002                       $24,635.00
June 2003                       $24,453.00


S&P 500 Index++++

Date                              Value

June 1993                       $10,000.00
June 1994                       $10,141.00
June 1995                       $12,784.00
June 1996                       $16,108.00
June 1997                       $21,698.00
June 1998                       $28,242.00
June 1999                       $34,669.00
June 2000                       $37,182.00
June 2001                       $31,668.00
June 2002                       $25,972.00
June 2003                       $26,037.00



S&P Barra Value Index++++++

Date                              Value

June 1993                       $10,000.00
June 1994                       $10,310.00
June 1995                       $12,509.00
June 1996                       $15,610.00
June 1997                       $20,433.00
June 1998                       $25,565.00
June 1999                       $29,796.00
June 2000                       $28,271.00
June 2001                       $30,511.00
June 2002                       $24,992.00
June 2003                       $24,532.00


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**Commencement of operations.
++The Fund invests all of its assets in Master Basic Value Trust. The Trust invests in securities, primarily equities, that management of the Fund believes are undervalued and therefore represent basic investment value.
++++This unmanaged Index covers the 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.
++++++This unmanaged broad-based Index is a capitalization index of those stocks in the S&P 500 Index that have lower price-to-book ratios. The starting date for the Index in the Class A and Class C Shares' graph is from 10/31/94.

Past performance is not predictive of future performance.



MERRILL LYNCH BASIC VALUE FUND, INC., JUNE 30, 2003



Performance Data (concluded)


Average Annual Total Return



                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 6/30/03                     -0.94%         -6.14%
Five Years Ended 6/30/03                   +0.64          -0.44
Inception (10/21/94) through 6/30/03       +9.99          +9.31

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC    With CDSC**
Class B Shares*

One Year Ended 6/30/03                     -1.72%         -5.54%
Five Years Ended 6/30/03                   -0.13          -0.38
Ten Years Ended 6/30/03                    +8.83          +8.83

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC    With CDSC**
Class C Shares*

One Year Ended 6/30/03                     -1.75%         -2.70%
Five Years Ended 6/30/03                   -0.14          -0.14
Inception (10/21/94) through 6/30/03       +9.13          +9.13

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**Assuming payment of applicable contingent deferred sales charge.


                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 6/30/03                     -0.74%         -5.95%
Five Years Ended 6/30/03                   +0.89          -0.19
Ten Years Ended 6/30/03                    +9.94          +9.35

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



Aggregate Total Return


                                                     % Return Without
                                                       Sales Charge
Class R Shares

Inception (1/03/03) through 6/30/03                       +7.23%



MERRILL LYNCH BASIC VALUE FUND, INC., JUNE 30, 2003


Statement of Assets and Liabilities                                                    Merrill Lynch Basic Value Fund, Inc.

As of June 30, 2003
Assets

             Investment in Master Basic Value Trust, at value
             (identified cost--$6,278,937,179)                                                              $ 7,377,752,321
             Prepaid registration fees                                                                              138,028
                                                                                                            ---------------
             Total assets                                                                                     7,377,890,349
                                                                                                            ---------------

Liabilities

             Payables:
               Distributor                                                                $     2,208,801
               Other affiliates                                                                 1,012,170         3,220,971
                                                                                          ---------------
             Accrued expenses and other liabilities                                                                 992,789
                                                                                                            ---------------
             Total liabilities                                                                                    4,213,760
                                                                                                            ---------------

Net Assets

             Net assets                                                                                     $ 7,373,676,589
                                                                                                            ===============

Net Assets Consist of

             Class A Shares of Common Stock, $.10 par value, 200,000,000
             shares authorized                                                                              $     6,532,841
             Class B Shares of Common Stock, $.10 par value, 400,000,000
             shares authorized                                                                                    6,458,280
             Class C Shares of Common Stock, $.10 par value, 200,000,000
             shares authorized                                                                                    2,036,951
             Class I Shares of Common Stock, $.10 par value, 400,000,000
             shares authorized                                                                                   13,798,420
             Class R Shares of Common Stock, $.10 par value, 400,000,000
             shares authorized                                                                                            4
             Paid-in capital in excess of par                                                                 6,461,557,759
             Undistributed investment income--net                                         $    42,168,969
             Accumulated realized capital losses on investments and foreign
             currency transactions from the Trust--net                                      (257,691,777)
             Unrealized appreciation on investments and foreign currency
             transactions from the Trust--net                                               1,098,815,142
                                                                                          ---------------
             Total accumulated earnings--net                                                                    883,292,334
                                                                                                            ---------------
             Net assets                                                                                     $ 7,373,676,589
                                                                                                            ===============

Net Asset Value

             Class A--Based on net assets of $1,679,935,071 and 65,328,409 shares
             outstanding                                                                                    $         25.72
                                                                                                            ===============
             Class B--Based on net assets of $1,626,834,659 and 64,582,804 shares
             outstanding                                                                                    $         25.19
                                                                                                            ===============
             Class C--Based on net assets of $502,623,147 and 20,369,510 shares
             outstanding                                                                                    $         24.68
                                                                                                            ===============
             Class I--Based on net assets of $3,564,282,824 and 137,984,202 shares
             outstanding                                                                                    $         25.83
                                                                                                            ===============
             Class R--Based on net assets of $888.46 and 35.033 shares outstanding                          $         25.36
                                                                                                            ===============

See Notes to Financial Statements.



MERRILL LYNCH BASIC VALUE FUND, INC., JUNE 30, 2003


Statement of Operations                                                                Merrill Lynch Basic Value Fund, Inc.

For the Year Ended June 30, 2003
Investment Income from the Trust--Net

             Net investment income allocated from the Trust:
               Dividends (net of $2,337,795 foreign withholding tax)                                        $   143,497,647
               Interest                                                                                           2,630,282
               Securities lending--net                                                                            1,319,023
               Expenses                                                                                        (30,423,493)
                                                                                                            ---------------
             Net investment income from the Trust                                                               117,023,459
                                                                                                            ---------------

Expenses

             Account maintenance and distribution fees--Class B                           $    16,706,623
             Transfer agent fees--Class I                                                       5,511,638
             Account maintenance and distribution fees--Class C                                 4,719,447
             Account maintenance fees--Class A                                                  3,850,995
             Transfer agent fees--Class B                                                       3,177,742
             Transfer agent fees--Class A                                                       2,509,737
             Transfer agent fees--Class C                                                         947,237
             Printing and shareholder reports                                                     298,560
             Registration fees                                                                    212,583
             Professional fees                                                                    189,300
             Directors' fees and expenses                                                          33,700
             Other                                                                                 59,204
                                                                                          ---------------
             Total expenses                                                                                      38,216,766
                                                                                                            ---------------
             Investment income--net                                                                              78,806,693
                                                                                                            ---------------

Realized & Unrealized Loss from the Trust--Net

             Realized loss from the Trust on:
               Investments--net                                                             (192,332,851)
               Foreign currency transactions--net                                               (177,306)     (192,510,157)
                                                                                          ---------------
             Change in unrealized appreciation on investments and foreign currency
             transactions from the Trust--net                                                                  (64,952,123)
                                                                                                            ---------------
             Total realized and unrealized loss from the Trust--net                                           (257,462,280)
                                                                                                            ---------------
             Net Decrease in Net Assets Resulting from Operations                                           $ (178,655,587)
                                                                                                            ===============

See Notes to Financial Statements.



MERRILL LYNCH BASIC VALUE FUND, INC., JUNE 30, 2003


Statements of Changes in Net Assets                                                    Merrill Lynch Basic Value Fund, Inc.
                                                                                                 For the Year Ended
                                                                                                      June 30,
Increase (Decrease) in Net Assets:                                                               2003               2002
Operations

             Investment income--net                                                       $    78,806,693   $    69,701,061
             Realized gain (loss) on investments and foreign currency transactions
             from the Trust--net                                                            (192,510,157)       163,985,596
             Change in unrealized appreciation on investments and foreign currency
             transactions from the Trust--net                                                (64,952,123)   (1,253,541,135)
                                                                                          ---------------   ---------------
             Net decrease in net assets resulting from operations                           (178,655,587)   (1,019,854,478)
                                                                                          ---------------   ---------------

Dividends & Distributions to Shareholders

             Investment income--net:
               Class A                                                                       (17,970,278)      (18,068,168)
               Class B                                                                        (4,440,205)       (6,556,952)
               Class C                                                                        (1,875,542)       (1,733,298)
               Class I                                                                       (49,088,458)      (51,997,196)
             Realized gain on investments from the Trust--net:
               Class A                                                                       (42,802,984)     (163,037,191)
               Class B                                                                       (50,808,427)     (260,912,962)
               Class C                                                                       (13,766,398)      (43,091,171)
               Class I                                                                       (94,987,362)     (388,624,020)
                                                                                          ---------------   ---------------
             Net decrease in net assets resulting from dividends and distributions
             to shareholders                                                                (275,739,654)     (934,020,958)
                                                                                          ---------------   ---------------

Capital Share Transactions

             Net increase (decrease) in net assets derived from capital share
             transactions                                                                   (460,434,673)       841,533,280
                                                                                          ---------------   ---------------

Net Assets

             Total decrease in net assets                                                   (914,829,914)   (1,112,342,156)
             Beginning of year                                                              8,288,506,503     9,400,848,659
                                                                                          ---------------   ---------------
             End of year*                                                                 $ 7,373,676,589   $ 8,288,506,503
                                                                                          ===============   ===============

             *Undistributed investment income--net                                        $    42,168,969   $    36,822,733
                                                                                          ===============   ===============

See Notes to Financial Statements.



MERRILL LYNCH BASIC VALUE FUND, INC., JUNE 30, 2003


Financial Highlights                                                                   Merrill Lynch Basic Value Fund, Inc.

The following per share data and ratios have been derived                        Class A+++++
from information provided in the financial statements.
                                                                         For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                  2003           2002         2001+++          2000           1999
Per Share Operating Performance

             Net asset value, beginning of year    $      27.01   $      33.63   $      36.99   $      43.55   $      41.42
                                                   ------------   ------------   ------------   ------------   ------------
             Investment income--net++                       .29            .27            .46            .56            .65
             Realized and unrealized gain (loss)
             on investments, foreign currency
             transactions and from the Trust--net         (.63)         (3.52)           2.50         (3.12)           4.61
                                                   ------------   ------------   ------------   ------------   ------------
             Total from investment operations             (.34)         (3.25)           2.96         (2.56)           5.26
                                                   ------------   ------------   ------------   ------------   ------------
             Less dividends and distributions:
               Investment income--net                     (.28)          (.32)          (.56)          (.62)          (.72)
               Realized gain on investments
               and from the Trust--net                    (.67)         (3.05)         (5.76)         (3.38)         (2.41)
                                                   ------------   ------------   ------------   ------------   ------------
             Total dividends and distributions            (.95)         (3.37)         (6.32)         (4.00)         (3.13)
                                                   ------------   ------------   ------------   ------------   ------------
             Net asset value, end of year          $      25.72   $      27.01   $      33.63   $      36.99   $      43.55
                                                   ============   ============   ============   ============   ============

Total Investment Return*

             Based on net asset value per share          (.94%)       (10.62%)          8.82%        (6.19%)         14.25%
                                                   ============   ============   ============   ============   ============

Ratios to Average Net Assets

             Expenses++++                                  .85%           .81%           .81%           .80%           .80%
                                                   ============   ============   ============   ============   ============
             Investment income--net                       1.23%           .94%          1.34%          1.43%          1.69%
                                                   ============   ============   ============   ============   ============

Supplemental Data

             Net assets, end of year
             (in thousands)                        $  1,679,935   $  1,737,025   $  1,823,948   $  1,764,541   $  1,980,153
                                                   ============   ============   ============   ============   ============
             Portfolio turnover                    31.92%++++++   38.15%++++++   37.53%++++++++       27.80%         15.52%
                                                   ============   ============   ============   ============   ============

*Total returns exclude the effects of sales charges.
++Based on average shares outstanding.
++++Includes the Fund's share of the Trust's allocated expenses.
++++++Portfolio turnover for the Trust.
+++On October 13, 2000, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Trust, a mutual fund that has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a "master/feeder" structure.
+++++Effective April 14, 2003, Class D Shares were redesignated
Class A Shares.
++++++++Portfolio turnover for the Trust for the period October 13, 2000 (commencement of operations of the Trust) to June 30, 2001.

See Notes to Financial Statements.



MERRILL LYNCH BASIC VALUE FUND, INC., JUNE 30, 2003


Financial Highlights (continued)                                                       Merrill Lynch Basic Value Fund, Inc.

The following per share data and ratios have been derived                          Class B
from information provided in the financial statements.
                                                                         For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                  2003           2002         2001+++          2000           1999
Per Share Operating Performance

             Net asset value, beginning of year    $      26.44   $      32.98   $      36.33   $      42.84   $      40.78
                                                   ------------   ------------   ------------   ------------   ------------
             Investment income--net++                       .11            .05            .20            .26            .36
             Realized and unrealized gain (loss)
             on investments,foreign currency
             transactions and from the Trust--net         (.63)         (3.46)           2.46         (3.08)           4.53
                                                   ------------   ------------   ------------   ------------   ------------
             Total from investment operations             (.52)         (3.41)           2.66         (2.82)           4.89
                                                   ------------   ------------   ------------   ------------   ------------
             Less dividends and distributions:
               Investment income--net                     (.06)          (.08)          (.25)          (.31)          (.42)
               Realized gain on investments
               and from the Trust--net                    (.67)         (3.05)         (5.76)         (3.38)         (2.41)
                                                   ------------   ------------   ------------   ------------   ------------
             Total dividends and distributions            (.73)         (3.13)         (6.01)         (3.69)         (2.83)
                                                   ------------   ------------   ------------   ------------   ------------
             Net asset value, end of year          $      25.19   $      26.44   $      32.98   $      36.33   $      42.84
                                                   ============   ============   ============   ============   ============

Total Investment Return*

             Based on net asset value per share         (1.72%)       (11.33%)          8.02%        (6.94%)         13.40%
                                                   ============   ============   ============   ============   ============

Ratios to Average Net Assets

             Expenses++++                                 1.63%          1.58%          1.59%          1.57%          1.57%
                                                   ============   ============   ============   ============   ============
             Investment income--net                        .45%           .17%           .58%           .67%           .93%
                                                   ============   ============   ============   ============   ============

Supplemental Data

             Net assets, end of year
             (in thousands)                        $  1,626,835   $  2,099,660   $  2,838,319   $  3,305,961   $  4,846,702
                                                   ============   ============   ============   ============   ============
             Portfolio turnover                  31.92%++++++++   38.15%++++++++  37.53%+++++         27.80%         15.52%
                                                   ============   ============   ============   ============   ============

*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
++++Includes the Fund's share of the Trust's allocated expenses.
+++On October 13, 2000, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Trust, a mutual fund that has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a "master/feeder" structure.
+++++Portfolio turnover for the Trust for the period October 13, 2000 (commencement of operations of the Trust) to June 30, 2001.
++++++++Portfolio turnover for the Trust.

See Notes to Financial Statements.



MERRILL LYNCH BASIC VALUE FUND, INC., JUNE 30, 2003


Financial Highlights (continued)                                                       Merrill Lynch Basic Value Fund, Inc.

The following per share data and ratios have been derived                          Class C
from information provided in the financial statements.
                                                                         For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                  2003           2002         2001+++          2000           1999
Per Share Operating Performance

             Net asset value, beginning of year    $      25.96   $      32.47   $      35.88   $      42.37   $      40.39
                                                   ------------   ------------   ------------   ------------   ------------
             Investment income--net++                       .10            .05            .18            .25            .35
             Realized and unrealized gain (loss)
             on investments, foreign currency
             transactions and from the Trust--net         (.62)         (3.39)           2.43         (3.04)           4.48
                                                   ------------   ------------   ------------   ------------   ------------
             Total from investment operations             (.52)         (3.34)           2.61         (2.79)           4.83
                                                   ------------   ------------   ------------   ------------   ------------
             Less dividends and distributions:
               Investment income--net                     (.09)          (.12)          (.26)          (.32)          (.44)
               Realized gain on investments
               and from the Trust--net                    (.67)         (3.05)         (5.76)         (3.38)         (2.41)
                                                   ------------   ------------   ------------   ------------   ------------
             Total dividends and distributions            (.76)         (3.17)         (6.02)         (3.70)         (2.85)
                                                   ------------   ------------   ------------   ------------   ------------
             Net asset value, end of year          $      24.68   $      25.96   $      32.47   $      35.88   $      42.37
                                                   ============   ============   ============   ============   ============

Total Investment Return*

             Based on net asset value per share         (1.75%)       (11.30%)          8.00%        (6.95%)         13.36%
                                                   ============   ============   ============   ============   ============

Ratios to Average Net Assets

             Expenses++++                                 1.64%          1.59%          1.59%          1.58%          1.58%
                                                   ============   ============   ============   ============   ============
             Investment income--net                        .45%           .16%           .56%           .66%           .92%
                                                   ============   ============   ============   ============   ============

Supplemental Data

             Net assets, end of year
             (in thousands)                        $    502,623   $    541,921   $    435,973   $    413,240   $    535,132
                                                   ============   ============   ============   ============   ============
             Portfolio turnover                  31.92%++++++++   38.15%++++++++  37.53%+++++         27.80%         15.52%
                                                   ============   ============   ============   ============   ============

*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
++++Includes the Fund's share of the Trust's allocated expenses.
+++On October 13, 2000, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Trust, a mutual fund that has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a "master/feeder" structure.
+++++Portfolio turnover for the Trust for the period October 13, 2000 (commencement of operations of the Trust) to June 30, 2001.
++++++++Portfolio turnover for the Trust.

See Notes to Financial Statements.



MERRILL LYNCH BASIC VALUE FUND, INC., JUNE 30, 2003


Financial Highlights (continued)                                                       Merrill Lynch Basic Value Fund, Inc.

The following per share data and ratios have been derived                        Class I+++++
from information provided in the financial statements.
                                                                         For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                  2003           2002         2001+++          2000           1999
Per Share Operating Performance

             Net asset value, beginning of year    $      27.14   $      33.77   $      37.12   $      43.70   $      41.55
                                                   ------------   ------------   ------------   ------------   ------------
             Investment income--net++                       .35            .35            .55            .66            .76
             Realized and unrealized gain (loss)
             on investments, foreign currency
             transactions and from the Trust--net         (.65)         (3.53)           2.51         (3.14)           4.61
                                                   ------------   ------------   ------------   ------------   ------------
             Total from investment operations             (.30)         (3.18)           3.06         (2.48)           5.37
                                                   ------------   ------------   ------------   ------------   ------------
             Less dividends and distributions:
               Investment income--net                     (.34)          (.40)          (.65)          (.72)          (.81)
               Realized gain on investments
               and from the Trust--net                    (.67)         (3.05)         (5.76)         (3.38)         (2.41)
                                                   ------------   ------------   ------------   ------------   ------------
             Total dividends and distributions           (1.01)         (3.45)         (6.41)         (4.10)         (3.22)
                                                   ------------   ------------   ------------   ------------   ------------
             Net asset value, end of year          $      25.83   $      27.14   $      33.77   $      37.12   $      43.70
                                                   ============   ============   ============   ============   ============

Total Investment Return*

             Based on net asset value per share          (.74%)       (10.38%)          9.11%        (5.98%)         14.54%
                                                   ============   ============   ============   ============   ============

Ratios to Average Net Assets

             Expenses++++                                  .60%           .56%           .56%           .56%           .55%
                                                   ============   ============   ============   ============   ============
             Investment income--net                       1.48%          1.19%          1.60%          1.68%          1.95%
                                                   ============   ============   ============   ============   ============

Supplemental Data

             Net assets, end of year
             (in thousands)                        $  3,564,283   $  3,909,901   $  4,302,609   $  4,426,635   $  5,521,623
                                                   ============   ============   ============   ============   ============
             Portfolio turnover                    31.92%++++++   38.15%++++++   37.53%++++++++       27.80%         15.52%
                                                   ============   ============   ============   ============   ============

*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
++++Includes the Fund's share of the Trust's allocated expenses.
++++++Portfolio turnover for the Trust.
+++On October 13, 2000, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Trust, a mutual fund that has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a "master/feeder" structure.
+++++Effective April 14, 2003, Class A Shares were redesignated
Class I Shares.
++++++++Portfolio turnover for the Trust for the period October 13, 2000 (commencement of operations of the Trust) to June 30, 2001.

See Notes to Financial Statements.



MERRILL LYNCH BASIC VALUE FUND, INC., JUNE 30, 2003


Financial Highlights (concluded)                                                       Merrill Lynch Basic Value Fund, Inc.

                                                                                                                Class R

The following per share data and ratios have been derived                                                    For the Period
from information provided in the financial statements.                                                     January 3, 2003++
                                                                                                              to June 30,
Increase (Decrease) in Net Asset Value:                                                                           2003
Per Share Operating Performance

             Net asset value, beginning of period                                                              $      23.65
                                                                                                               ------------
             Investment income--net++++                                                                                 .21
             Realized and unrealized gain on investments and foreign currency transactions from the Trust--net         1.50
                                                                                                               ------------
             Total from investment operations                                                                          1.71
                                                                                                               ------------
             Net asset value, end of period                                                                    $      25.36
                                                                                                               ============

Total Investment Return**

             Based on net asset value per share                                                                    7.23%+++
                                                                                                               ============

Ratios to Average Net Assets

             Expenses+++++                                                                                           1.10%*
                                                                                                               ============
             Investment income--net                                                                                  1.09%*
                                                                                                               ============

Supplemental Data

             Net assets, end of period (in thousands)                                                          $          1
                                                                                                               ============
             Portfolio turnover of the Trust (for the year ended June 30, 2003)                                      31.92%
                                                                                                               ============

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Commencement of operations.
++++Based on average shares outstanding.
+++Aggregate total investment return.
+++++Includes the Fund's share of the Trust's allocated expenses.

See Notes to Financial Statements.



MERRILL LYNCH BASIC VALUE FUND, INC., JUNE 30, 2003



Notes to Financial Statements

Merrill Lynch Basic Value Fund, Inc.


1. Significant Accounting Policies:
Merrill Lynch Basic Value Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end investment company. The Fund seeks to achieve its investment objective by investing all of its assets in Master Basic Value Trust (the "Trust"), which has the same investment objective as the Fund. The value of the Fund's investment in the Trust reflects the Fund's proportionate interest in the net assets of the Trust. The performance of the Fund is directly affected by the performance of the Trust. The financial statements of the Trust, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The percentage of the Trust owned by the Fund at June 30, 2003 was 99.9%. The Fund offers multiple classes of shares. Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares. The Fund's financial statements and financial highlights contained within this report reflect the new share class redesignation. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--The Fund records its investment in the Trust at fair value. Valuation of securities held by the Trust is discussed in Note 1a of the Trust's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses--The Fund records daily its proportionate share of the Trust's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, withholding taxes may be imposed on interest, dividends and capital gains at various rates.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(f) Investment transactions--Investment transactions in the Trust are accounted for on a trade date basis.

(g) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $11,992 have been reclassified between accumulated net realized capital losses and undistributed net investment income, $79,635 has been reclassified between paid-in capital in excess of par and undistributed net investment income and $177,601 has been reclassified between undistributed net investment income and accumulated net realized capital losses. These reclassifications have no effect on net assets or net asset values per share.



MERRILL LYNCH BASIC VALUE FUND, INC., JUNE 30, 2003



Notes to Financial Statements (continued)

Merrill Lynch Basic Value Fund, Inc.


2. Transactions with Affiliates:
The Fund has entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                 Account
                               Maintenance       Distribution
                                   Fee               Fee

Class A                           .25%               --
Class B                           .25%              .75%
Class C                           .25%              .75%
Class R                           .25%              .25%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the year ended June 30, 2003, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:


                                FAMD             MLPF&S

Class A                       $20,546           $332,704
Class I                       $ 7,352           $ 92,780


For the year ended June 30, 2003, MLPF&S received contingent deferred sales charges of $1,468,738 and $153,586 relating to transactions in Class B and Class C Shares, respectively.

Furthermore, MLPF&S received contingent deferred sales charges of $2,708 and $328 relating to transactions subject to front-end sales charge waivers in Class A and Class I Shares, respectively.

Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of FAMD, FDS, and/or ML & Co.


3. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions was $(460,434,673) and $841,533,280 for the years ended June 30, 2003 and June 30, 2002, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                               Dollar
Ended June 30, 2003++                     Shares          Amount

Shares sold                              7,460,673   $  175,120,901
Automatic conversion of
   shares                                7,541,843      177,846,033
Shares issued to shareholders
   in reinvestment of dividends
   and distributions                     2,311,118       54,486,981
                                    --------------   --------------
Total issued                            17,313,634      407,453,915
Shares redeemed                       (16,289,262)    (379,049,622)
                                    --------------   --------------
Net increase                             1,024,372   $   28,404,293
                                    ==============   ==============

++Effective April 14, 2003, Class D Shares were redesignated Class A
Shares.



Class A Shares for the Year                               Dollar
Ended June 30, 2002++                     Shares          Amount

Shares sold                              8,417,289   $  244,441,073
Automatic conversion of
   shares                               10,531,057      305,705,641
Shares issued to shareholders
   in reinvestment of dividends
   and distributions                     5,363,154      161,058,182
                                    --------------   --------------
Total issued                            24,311,500      711,204,896
Shares redeemed                       (14,241,923)    (417,331,015)
                                    --------------   --------------
Net increase                            10,069,577   $  293,873,881
                                    ==============   ==============

++Effective April 14, 2003, Class D Shares were redesignated Class A
Shares.



Class B Shares for the Year                               Dollar
Ended June 30, 2003                       Shares          Amount

Shares sold                             10,355,395   $  238,133,665
Shares issued to shareholders
   in reinvestment of dividends
   and distributions                     2,125,767       49,165,466
                                    --------------   --------------
Total issued                            12,481,162      287,299,131
Automatic conversion of
   shares                              (7,690,243)    (177,846,033)
Shares redeemed                       (19,609,170)    (447,289,074)
                                    --------------   --------------
Net decrease                          (14,818,251)   $(337,835,976)
                                    ==============   ==============



MERRILL LYNCH BASIC VALUE FUND, INC., JUNE 30, 2003



Notes to Financial Statements (concluded)

Merrill Lynch Basic Value Fund, Inc.



Class B Shares for the Year                               Dollar
Ended June 30, 2002                       Shares          Amount

Shares sold                             16,487,000   $  472,656,912
Shares issued to shareholders
   in reinvestment of dividends
   and distributions                     7,950,833      234,739,364
                                    --------------   --------------
Total issued                            24,437,833      707,396,276
Automatic conversion of
   shares                             (10,734,722)    (305,705,641)
Shares redeemed                       (20,375,322)    (580,244,282)
                                    --------------   --------------
Net decrease                           (6,672,211)   $(178,553,647)
                                    ==============   ==============



Class C Shares for the Year                               Dollar
Ended June 30, 2003                       Shares          Amount

Shares sold                              3,933,831   $   88,911,514
Shares issued to shareholders
   in reinvestment of dividends
   and distributions                       621,702       14,094,151
                                    --------------   --------------
Total issued                             4,555,533      103,005,665
Shares redeemed                        (5,064,523)    (113,017,198)
                                    --------------   --------------
Net decrease                             (508,990)   $ (10,011,533)
                                    ==============   ==============



Class C Shares for the Year                               Dollar
Ended June 30, 2002                       Shares          Amount

Shares sold                              9,500,715   $  268,545,342
Shares issued to shareholders
   in reinvestment of dividends
   and distributions                     1,368,761       39,677,313
                                    --------------   --------------
Total issued                            10,869,476      308,222,655
Shares redeemed                        (3,418,024)     (95,496,042)
                                    --------------   --------------
Net increase                             7,451,452   $  212,726,613
                                    ==============   ==============



Class I Shares for the Year                               Dollar
Ended June 30, 2003++                     Shares          Amount

Shares sold                             22,562,520   $  529,217,648
Shares issued to shareholders
   in reinvestment of dividends
   and distributions                     5,439,951      128,721,636
                                    --------------   --------------
Total issued                            28,002,471      657,939,284
Shares redeemed                       (34,105,397)    (798,931,624)
                                    --------------   --------------
Net decrease                           (6,102,926)   $(140,992,340)
                                    ==============   ==============

++Effective April 14, 2003, Class A Shares were redesignated Class I
Shares.



Class I Shares for the Year                               Dollar
Ended June 30, 2002++                     Shares          Amount

Shares sold                             28,878,205   $  850,196,713
Shares issued to shareholders
   in reinvestment of dividends
   and distributions                    12,887,122      388,178,236
                                    --------------   --------------
Total issued                            41,765,327    1,238,374,949
Shares redeemed                       (25,084,435)    (724,888,516)
                                    --------------   --------------
Net increase                            16,680,892   $  513,486,433
                                    ==============   ==============

++Effective April 14, 2003, Class A Shares were redesignated Class I
Shares.



Class R Shares for the
Period January 3, 2003++                                  Dollar
to June 30, 2003                          Shares          Amount

Shares sold                                     35   $          883
                                    --------------   --------------
Net increase                                    35   $          883
                                    ==============   ==============

++Commencement of operations.


4.  Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended June 30, 2003 and June 30, 2002 was as follows:


                                        6/30/2003      6/30/2002

Distributions paid from:
   Ordinary income                  $   73,374,483   $  138,111,045
   Net long-term capital
      gains                            202,365,171      795,909,913
                                    --------------   --------------
Total taxable distributions         $  275,739,654   $  934,020,958
                                    ==============   ==============



As of June 30, 2003, the components of accumulated earnings (losses) on a tax basis were as follows:


Undistributed ordinary income--net                   $   42,225,506
Undistributed long-term capital
   gains--net                                                    --
                                                     --------------
Total undistributed earnings--net                        42,225,506
Capital loss carryforward                            (121,900,876)*
Unrealized gains--net                                 962,967,704**
                                                     --------------
Total accumulated earnings--net                      $  883,292,334
                                                     ==============


*On June 30, 2003, the Fund had a net capital loss carryforward of $121,900,876, all of which expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

**The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts and the deferral of post-October capital losses for tax purposes.



MERRILL LYNCH BASIC VALUE FUND, INC., JUNE 30, 2003



Independent Auditors' Report


To the Shareholders and Board of Directors of Merrill Lynch Basic Value Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Merrill Lynch Basic Value Fund, Inc. as of June 30, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the respective periods then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Basic Value Fund, Inc. as of June 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for the respective periods then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
August 8, 2003



Important Tax Information (unaudited)


All of the ordinary income distributions paid by Merrill Lynch Basic Value Fund, Inc. to shareholders of record on August 13, 2002 and December 10, 2002 qualify for the dividends received deduction for corporations. Additionally, the Fund paid a long-term capital gain distribution of $.667817 per share to shareholders of record on August 13, 2002.

Please retain this information for your records.



MERRILL LYNCH BASIC VALUE FUND, INC., JUNE 30, 2003


Schedule of Investments                                                                            Master Basic Value Trust
                                                                                                    Value        Percent of
         Industry+++          Shares Held   Common Stocks                                     (in U.S. dollars)  Net Assets
Above-Average Yield

         Metals & Mining        4,690,100   Alcoa Inc.                                           $   119,597,550       1.6%
         Metals & Mining        7,683,900   BHP Billiton Limited                                      44,523,704       0.6
         Pharmaceuticals        3,397,900   Bristol-Myers Squibb Company                              92,252,985       1.3
         Oil & Gas              1,100,000   ChevronTexaco Corporation                                 79,420,000       1.1
         Chemicals              4,000,000   E.I. du Pont de Nemours and Company                      166,560,000       2.3
         Oil & Gas              8,906,200   Exxon Mobil Corporation                                  319,821,642       4.3
         Personal Products      3,096,500   The Gillette Company                                      98,654,490       1.4
         Aerospace & Defense    5,300,000   Honeywell International Inc.                             142,305,000       1.9
         Capital Markets        2,864,400   J.P. Morgan Chase & Co.                                   97,905,192       1.3
         Oil & Gas              1,675,000   Kerr-McGee Corporation                                    75,040,000       1.0
         Capital Markets        2,400,000   Mellon Financial Corporation                              66,600,000       0.9
         Oil & Gas              5,209,500   Royal Dutch Petroleum Company
                                            (NY Registered Shares)                                   242,866,890       3.3
         Diversified            5,029,700   SBC Communications Inc.                                  128,508,835       1.7
         Telecommunication
         Services
         Food Products          5,122,900   Sara Lee Corporation                                      96,361,749       1.3
         Diversified            3,000,000   Verizon Communications                                   118,350,000       1.6
         Telecommunication
         Services
         Commercial Banks       3,662,700   Wachovia Corporation                                     146,361,492       2.0
                                                                                                 ---------------     ------
                                                                                                   2,035,129,529      27.6


Below-Average Price/Earnings Ratio

         Insurance              2,579,100   ACE Limited                                               88,437,339       1.2
         Insurance              2,825,000   The Allstate Corporation                                 100,711,250       1.4
         Insurance              3,400,000   American International Group, Inc.                       187,612,000       2.5
         Commercial Banks       1,250,000   Bank of America Corporation                               98,787,500       1.3
         Commercial Banks       5,000,000   Bank One Corporation                                     185,900,000       2.5
         Machinery              1,103,500   Caterpillar Inc.                                          61,420,810       0.8
         Diversified Financial  6,018,500   Citigroup Inc.                                           257,591,800       3.5
         Services
         Auto Components        8,300,000   Delphi Automotive Systems Corporation                     71,629,000       1.0
         Automobiles            4,204,800   Ford Motor Company                                        46,210,752       0.6
         Computers &            5,200,000   Hewlett-Packard Company                                  110,760,000       1.5
         Peripherals
         Household Durables     5,073,700   Koninklijke (Royal) Philips Electronics NV
                                            (NY Registered Shares)                                    96,958,407       1.3
         Hotels, Restaurants &  5,621,800   McDonald's Corporation                                   124,016,908       1.7
         Leisure
         Pharmaceuticals        1,500,000   Merck & Co., Inc.                                         90,825,000       1.2
         Insurance              1,804,800   MetLife, Inc.                                             51,111,936       0.7
         Capital Markets        2,156,900   Morgan Stanley                                            92,207,475       1.3
         Semiconductors &       2,600,000   ++National Semiconductor Corporation                      51,272,000       0.7
         Semiconductor
         Equipment
         Pharmaceuticals        5,012,900   Schering-Plough Corporation                               93,239,940       1.3
         Electrical Equipment   3,600,000   ++Thomas & Betts Corporation (a)                          52,020,000       0.7
         Insurance              6,300,000   Travelers Property Casualty Corp. (Class A)              100,170,000       1.4
         Food Products          1,839,900   Unilever NV (NY Registered Shares)                        99,354,600       1.3
         IT Services           11,500,000   ++Unisys Corporation                                     141,220,000       1.9
         Oil & Gas              6,000,000   Unocal Corporation                                       172,140,000       2.3
                                                                                                 ---------------     ------
                                                                                                   2,373,596,717      32.1


Low Price-to-Book Value

         Communications        10,690,000   ++3Com Corporation                                        50,029,200       0.7
         Equipment
         Media                  8,600,000   ++AOL Time Warner Inc.                                   138,374,000       1.9
         Semiconductors &       8,000,000   ++Advanced Micro Devices, Inc.                            51,280,000       0.7
         Semiconductor
         Equipment
         Electronic Equipment   3,780,200   ++Agilent Technologies, Inc.                              73,902,910       1.0
         & Instruments
         Aerospace & Defense    2,400,000   The Boeing Company                                        82,368,000       1.1
         Automobiles            2,390,000   DaimlerChrysler AG                                        82,980,800       1.1
         Machinery              4,100,000   Deere & Company                                          187,370,000       2.5
         Energy Equipment &     5,600,000   Diamond Offshore Drilling, Inc.                          117,544,000       1.6
         Service




MERRILL LYNCH BASIC VALUE FUND, INC., JUNE 30, 2003


Schedule of Investments (continued)                                                                Master Basic Value Trust
                                                                                                    Value        Percent of
         Industry+++          Shares Held   Common Stocks                                     (in U.S. dollars)  Net Assets
Low Price-to-Book Value (concluded)

         Media                  2,097,400   ++Fox Entertainment Group, Inc. (Class A)            $    60,363,172       0.8%
         Energy Equipment &     3,763,200   GlobalSantaFe Corporation                                 87,833,088       1.2
         Service
         Energy Equipment &     4,115,600   Halliburton Company                                       94,658,800       1.3
         Service
         Insurance              2,809,700   The Hartford Financial Services Group, Inc.              141,496,492       1.9
         Paper & Forest         3,100,000   International Paper Company                              110,763,000       1.5
         Products
         Household Products     2,114,200   Kimberly-Clark Corporation                               110,234,388       1.5
         Semiconductors &      10,313,800   ++LSI Logic Corporation                                   73,021,704       1.0
         Semiconductor
         Equipment
         Media                 10,998,100   ++Liberty Media Corporation (Class A)                    127,138,036       1.7
         Communications        22,000,000   ++Lucent Technologies Inc.                                44,660,000       0.6
         Equipment
         Metals & Mining        5,824,400   Massey Energy Company (a)                                 76,590,860       1.0
         Semiconductors &       2,000,000   ++Micron Technology, Inc.                                 23,260,000       0.3
         Semiconductor
         Equipment
         Communications        10,343,900   Motorola, Inc.                                            97,542,977       1.3
         Equipment
         Metals & Mining        3,200,000   ++Phelps Dodge Corporation                               122,688,000       1.7
         Aerospace & Defense    2,292,800   Raytheon Company                                          75,295,552       1.0
         Computers &           10,000,000   ++Sun Microsystems, Inc.                                  46,000,000       0.6
         Peripherals
         Electronic Equipment   1,900,000   ++Tektronix, Inc.                                         41,040,000       0.6
         & Instruments
         Industrial             1,400,000   Textron, Inc.                                             54,628,000       0.7
         Conglomerates
         Specialty Retail       2,800,000   ++Toys `R' Us, Inc.                                       33,936,000       0.5
         Media                    900,000   Tribune Company                                           43,470,000       0.6
         Media                  1,101,800   ++Viacom, Inc. (Class B)                                  48,104,588       0.6
         Media                  5,100,000   The Walt Disney Company                                  100,725,000       1.4
         Commercial Banks       6,000,000   Wells Fargo & Co.                                        302,400,000       4.1
                                                                                                 ---------------     ------
                                                                                                   2,699,698,567      36.5


Special Situations

         Software               3,935,500   Computer Associates International, Inc.                   87,682,940       1.2
         Specialty Retail       4,089,900   The Gap, Inc.                                             76,726,524       1.0
         Computers &            1,387,200   International Business Machines Corporation              114,444,000       1.6
         Peripherals                                                                             ---------------     ------
                                                                                                     278,853,464       3.8

                                            Total Common Stocks
                                            (Cost--$6,283,624,891)                                 7,387,278,277     100.0


                     Beneficial Interest/
                              Shares Held   Short-Term Securities
Short-Term Securities

                             $ 61,887,893   Merrill Lynch Liquidity Series, LLC Cash Sweep
                                            Series I (b)                                              61,887,893       0.9
                             $667,314,520   Merrill Lynch Liquidity Series, LLC Money Market
                                            Series (b)(c)                                            667,314,520       9.0
                              444,876,345   Merrill Lynch Premier Institutional Fund (b)(c)          444,876,345       6.0

                                            Total Short-Term Securities
                                            (Cost--$1,174,078,758)                                 1,174,078,758      15.9


                                Number of
                                Contracts   Issue
Options Purchased

         Put Options Purchased     13,000   American International Group, Inc., expiring
                                            August 2003 at USD 60, Broker Morgan Stanley               6,760,000       0.1
                                   15,000   Citigroup Inc., expiring July 2003 at USD 42.5,
                                            Broker UBS Warburg                                         1,200,000       0.0
                                   10,000   Halliburton Company, expiring October 2003 at
                                            USD 22.5, Broker Morgan Stanley                            1,900,000       0.0
                                    5,000   International Business Machines Corporation,
                                            expiring July 2003 at USD 90, Broker UBS Warburg           3,650,000       0.1




MERRILL LYNCH BASIC VALUE FUND, INC., JUNE 30, 2003


Schedule of Investments (concluded)                                                                Master Basic Value Trust
                                Number of                                                           Value        Percent of
                                Contracts   Issue                                             (in U.S. dollars)  Net Assets
Options Purchased (concluded)

         Put Options Purchased      6,000   International Paper Company, expiring October
         (concluded)                        2003 at USD 37.5, Broker Morgan Stanley            $       1,860,000       0.0%
                                    5,000   J.P. Morgan Chase & Co., expiring September
                                            2003 at USD 32.5, Broker Morgan Stanley                      725,000       0.0
                                   20,000   Wells Fargo & Co., expiring July 2003 at USD 50,
                                            Broker UBS Warburg                                         1,100,000       0.0

                                            Total Options Purchased
                                            (Premiums Paid--$23,169,500)                              17,195,000       0.2


                                            Total Investments
                                            (Cost--$7,480,873,149)                                 8,578,552,035     116.1


Options Written

         Call Options Written      13,000   American International Group, Inc., expiring
                                            August 2003 at USD 60, Broker Morgan Stanley               (780,000)       0.0
                                    6,000   Bank of America Corporation, expiring November
                                            2003 at USD 75, Broker Morgan Stanley                    (3,900,000)      (0.1)
                                   15,000   Citigroup Inc., expiring September 2003 at
                                            USD 47.5, Broker UBS Warburg                               (750,000)       0.0
                                   10,000   Halliburton Company, expiring October 2003
                                            at USD 25, Broker Morgan Stanley                         (1,400,000)       0.0
                                    5,000   International Business Machines Corporation,
                                            expiring July 2003 at USD 90, Broker UBS Warburg           (125,000)       0.0
                                    6,000   International Paper Company, expiring January
                                            2004 at USD 40, Broker Morgan Stanley                      (720,000)       0.0
                                    5,000   J.P. Morgan Chase & Co., expiring September 2003
                                            at USD 37.5, Broker Morgan Stanley                         (325,000)       0.0

                                            Total Options Written
                                            (Premiums Received--$10,746,601)                         (8,000,000)      (0.1)

         Total Investments, Net of Options Written (Cost--$7,470,126,548)                          8,570,552,035     116.0
         Liabilities in Excess of Other Assets                                                   (1,182,057,012)     (16.0)
                                                                                                 ---------------     ------
         Net Assets                                                                              $ 7,388,495,023     100.0%
                                                                                                 ---------------     ------

++Non-income producing security.
+++For Trust compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.
(a)Investments in companies 5% or more of whose outstanding securities are held by the Trust (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                             Net Share     Purchase                   Realized      Dividend
Affiliate                     Activity       Cost       Sales Cost      Loss          Income
Massey Energy Company          212,000     $2,664,112           --             --  $1,152,580
Thomas & Betts Corporation   (150,000)     $  785,593   $9,375,316   $(6,551,597)        --++

++Non-income producing security.
(b)Investments in companies considered to be an affiliate of the Trust (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                                                   Dividend/
                                                                     Net            Interest
Affiliate                                                          Activity          Income
Merrill Lynch Liquidity Series, LLC Cash Sweep Series I        $    61,887,893    $1,207,456
Merrill Lynch Liquidity Series, LLC Money Market Series        $  (68,237,361)    $  606,522
Merrill Lynch Premier Institutional Fund                       (1,265,031,874)    $  714,543

(c)Security was purchased with the cash proceeds from securities loans.

See Notes to Financial Statements.



MERRILL LYNCH BASIC VALUE FUND, INC., JUNE 30, 2003


Statement of Assets and Liabilities                                                                Master Basic Value Trust

As of June 30, 2003
Assets

             Investments, at value (including securities loaned of $1,066,563,296)
             (identified cost--$7,457,703,649)                                                              $ 8,561,357,035
             Options purchased, at value (cost--$23,169,500)                                                     17,195,000
             Receivables:
               Securities sold                                                            $   114,354,665
               Dividends                                                                       10,811,431
               Contributions                                                                    4,594,361
               Interest                                                                           187,918
               Securities lending--net                                                             47,610       129,995,985
                                                                                          ---------------
             Prepaid expenses and other assets                                                                       23,038
                                                                                                            ---------------
             Total assets                                                                                     8,708,571,058
                                                                                                            ---------------

Liabilities

             Collateral on securities loaned, at value                                                        1,112,190,865
             Options written, at value (premiums received--$10,746,601)                                           8,000,000
             Payables:
               Securities purchased                                                           152,623,302
               Withdrawals                                                                     39,810,688
               Custodian bank                                                                   4,667,800
               Investment adviser                                                               2,585,470
               Other affiliates                                                                    39,288       199,726,548
                                                                                          ---------------
             Accrued expenses                                                                                       158,622
                                                                                                            ---------------
             Total liabilities                                                                                1,320,076,035
                                                                                                            ---------------

Net Assets

             Net assets                                                                                     $ 7,388,495,023
                                                                                                            ===============

Net Assets Consist of

             Investors' capital                                                                             $ 6,288,086,244
             Unrealized appreciation on investments and foreign currency transactions--net                    1,100,408,779
                                                                                                            ---------------
             Net assets                                                                                     $ 7,388,495,023
                                                                                                            ===============

See Notes to Financial Statements.



MERRILL LYNCH BASIC VALUE FUND, INC., JUNE 30, 2003


Statement of Operations                                                                            Master Basic Value Trust

For the Year Ended June 30, 2003
Investment Income

             Dividends (net of $2,341,396 foreign withholding tax)                                           $  143,720,884
             Interest                                                                                             2,634,438
             Securities lending--net                                                                              1,321,065
                                                                                                            ---------------
             Total income                                                                                       147,676,387
                                                                                                            ---------------

Expenses

             Investment advisory fees                                                     $    28,621,078
             Accounting services                                                                1,078,940
             Custodian fees                                                                       283,208
             Professional fees                                                                    189,232
             Trustees' fees and expenses                                                           51,567
             Printing and shareholder reports                                                      11,440
             Pricing fees                                                                             690
             Other                                                                                234,703
                                                                                          ---------------
             Total expenses                                                                                      30,470,858
                                                                                                            ---------------
             Investment income--net                                                                             117,205,529
                                                                                                            ---------------

Realized & Unrealized Loss on Investments & Foreign Currency Transactions--Net

             Realized loss from:
               Investments--net                                                             (194,115,458)
               Foreign currency transactions--net                                               (177,565)     (194,293,023)
             Change in unrealized appreciation/depreciation on:
               Investments--net                                                              (63,763,741)
               Foreign currency transactions--net                                                (16,708)      (63,780,449)
                                                                                          ---------------   ---------------
             Total realized and unrealized loss on investments and foreign currency
             transactions--net                                                                                (258,073,472)
                                                                                                            ---------------
             Net Decrease in Net Assets Resulting from Operations                                           $ (140,867,943)
                                                                                                            ===============

See Notes to Financial Statements.



MERRILL LYNCH BASIC VALUE FUND, INC., JUNE 30, 2003


Statements of Changes in Net Assets                                                                Master Basic Value Trust
                                                                                                 For the Year Ended
                                                                                                      June 30,
Increase (Decrease) in Net Assets:                                                               2003               2002
Operations

             Investment income--net                                                       $   117,205,529   $   116,629,770
             Realized gain (loss) on investments and foreign currency transactions--net     (194,293,023)       162,614,751
             Change in unrealized appreciation/depreciation on investments and foreign
             currency transactions--net                                                      (63,780,449)   (1,253,288,054)
                                                                                          ---------------   ---------------
             Net decrease in net assets resulting from operations                           (140,867,943)     (974,043,533)
                                                                                          ---------------   ---------------

Capital Transactions

             Proceeds from contributions                                                    1,032,235,075     2,155,873,351
             Fair value of withdrawals                                                    (1,810,048,195)   (2,284,337,190)
                                                                                          ---------------   ---------------
             Net decrease in net assets derived from capital transactions                   (777,813,120)     (128,463,839)
                                                                                          ---------------   ---------------

Net Assets

             Total decrease in net assets                                                   (918,681,063)   (1,102,507,372)
             Beginning of year                                                              8,307,176,086     9,409,683,458
                                                                                          ---------------   ---------------
             End of year                                                                  $ 7,388,495,023   $ 8,307,176,086
                                                                                          ===============   ===============

See Notes to Financial Statements.



MERRILL LYNCH BASIC VALUE FUND, INC., JUNE 30, 2003


Financial Highlights                                                                               Master Basic Value Trust
                                                                                                            For the Period
                                                                                                             October 13,
                                                                               For the Year Ended             2000++ to
The following ratios have been derived from                                         June 30,                   June 30,
information provided in the financial statements.                             2003               2002            2001
Total Investment Return**

             Total investment return                                            (.09%)            (9.93%)                --
                                                                       ===============    ===============   ===============

Ratios to Average Net Assets

             Expenses                                                             .43%               .42%             .42%*
                                                                       ===============    ===============   ===============
             Investment income--net                                              1.66%              1.33%            1.57%*
                                                                       ===============    ===============   ===============

Supplemental Data

             Net assets, end of period (in thousands)                  $     7,388,495    $     8,307,176   $     9,409,683
                                                                       ===============    ===============   ===============
             Portfolio turnover                                                 31.92%             38.15%            37.53%
                                                                       ===============    ===============   ===============

*Annualized.
**Total return is required to be disclosed for fiscal years beginning after December 15, 2000.
++Commencement of operations.

See Notes to Financial Statements.



MERRILL LYNCH BASIC VALUE FUND, INC., JUNE 30, 2003



Notes to Financial Statements

Master Basic Value Trust


1. Significant Accounting Policies:
Master Basic Value Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware statutory trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Trust, subject to certain limitations. The Trust's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official closing price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions and at the last available ask price for short positions. Securities that are traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price. Short-term securities are valued at amortized cost, which approximates market value. Other investments are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust which may use a matrix system for valuations. Occasionally, events affecting the values of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the market on which such securities trade) and the close of business on the NYSE. If events (for example, company announcement, natural disasters, market volatility) occur during such periods that are expected to materially affect the value for such securities, those securities may be valued at their fair market value as determined in good faith by the Trust's Board of Trustees or by the investment adviser using a pricing service and/or procedures approved by the Board of Trustees of the Trust.

(b) Derivative financial instruments--The Trust may engage in various portfolio investment strategies both to increase the return of the Trust and to hedge, or protect, its exposure to interest rate movement and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Trust is authorized to purchase and write covered call and put options. When the Trust writes an option, an amount equal to the premium received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Trust enters into a closing transaction), the Trust realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).
Written and purchased options are non-income producing investments.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--The Trust is classified as a partnership for Federal income tax purposes. As such, each investor in the Trust is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Trust. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates. It is intended that the Trust's assets will be managed so an investor in the Trust can satisfy the requirements of subchapter M of the Internal Revenue Code.



MERRILL LYNCH BASIC VALUE FUND, INC., JUNE 30, 2003



Notes to Financial Statements (continued)

Master Basic Value Trust


(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

(f) Securities lending--The Trust may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Trust and any additional required collateral is delivered to the Trust on the next business day. Where the Trust receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Trust typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Trust receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Trust may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Trust could experience delays and costs in gaining access to the collateral. The Trust also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(g) Custodian bank--The Trust recorded an amount payable to the custodian bank reflecting an overnight overdraft, which resulted from a failed trade that settled the next day.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee upon the average daily value of the Trust's net assets at the following annual rates: .60% of the Trust's average net assets not exceeding $100 million; .50% of average daily net assets in excess of $100 million but not exceeding $200 million; and .40% of average daily net assets in excess of $200 million.

The Trust has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. As of June 30, 2003, the Trust lent securities with a value of $285,129,040 to MLPF&S or its affiliates. Pursuant to that order, the Trust also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Trust, invest cash collateral received by the Trust for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates. For the year ended June 30, 2003, MLIM, LLC received $612,005 in securities lending agent fees.

In addition, MLPF&S received $1,102,194 in commissions on the execution of portfolio security transactions for the Trust for the year ended June 30, 2003.

For the year ended June 30, 2003, the Trust reimbursed FAM $155,411 for certain accounting services.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, and/or ML & Co.



MERRILL LYNCH BASIC VALUE FUND, INC., JUNE 30, 2003



Notes to Financial Statements (concluded)

Master Basic Value Trust


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended June 30, 2003 were $2,215,969,550 and $2,497,547,710, respectively.

Net realized gains (losses) for the year ended June 30, 2003 and net unrealized gains (losses) as of June 30, 2003 were as follows:



                                      Realized          Unrealized
                                   Gains (Losses)     Gains (Losses)

Long-term investments            $ (209,902,751)    $   1,103,653,386
Short-term investments                     1,233                   --
Options purchased                    (3,735,458)          (5,974,500)
Options written                       19,521,518            2,746,601
Foreign currency
   transactions                        (177,565)             (16,708)
                                 ---------------    -----------------
Total                            $ (194,293,023)    $   1,100,408,779
                                 ===============    =================


As of June 30, 2003, net unrealized appreciation for Federal income tax purposes aggregated $1,022,970,844, of which $1,680,240,231 related to appreciated securities and $657,269,387 related to depreciated securities. At June 30, 2003, the aggregate cost of investments, net of options written, for Federal income tax purposes was $7,547,581,191.

Transactions in call options written for the year ended June 30, 2003 were as follows:



                                      Number of          Premiums
                                      Contracts          Received

Outstanding call options
   written, beginning of
   year                                   10,000    $         805,975
Options written                          203,000           36,214,207
Options closed                          (63,000)         (10,955,665)
Options expired                         (90,000)         (15,317,916)
                                 ---------------    -----------------
Outstanding call options
   written, end of year                   60,000    $      10,746,601
                                 ===============    =================


Transactions in put options written for the year ended June 30, 2003 were as follows:



                                      Number of          Premiums
                                      Contracts          Received

Outstanding put options
   written, beginning of
   year                                       --                   --
Options written                           20,000    $       2,041,937
Options closed                          (20,000)          (2,041,937)
                                 ---------------    -----------------
Outstanding put options
   written, end of year                       --    $              --
                                 ===============    =================


4. Short-Term Borrowings:
The Trust, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Trust may borrow under the credit agreement to fund investor withdrawals and for other lawful purposes other than for leverage. The Trust may borrow up to the maximum amount allowable under the Trust's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Trust pays a commitment fee of ..09% per annum based on the Trust's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 29, 2002, the credit agreement was renewed for one year under the same terms, except that the commitment was reduced from $1,000,000,000 to $500,000,000. The Trust did not borrow under the credit agreement during the year ended June 30, 2003.


5. Commitments:
At June 30, 2003, the Trust had entered into foreign exchange contracts under which it had agreed to purchase foreign currency with an approximate value of $12,450,000.



MERRILL LYNCH BASIC VALUE FUND, INC., JUNE 30, 2003



Independent Auditors' Report

Master Basic Value Trust


To the Investors and Board of Trustees
of Master Basic Value Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Master Basic Value Trust as of June 30, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the respective periods then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, present fairly, in all material respects, the financial position of Master Basic Value Trust as of June 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for the respective periods then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
August 8, 2003



MERRILL LYNCH BASIC VALUE FUND, INC., JUNE 30, 2003



Portfolio Information (unaudited)

Master Basic Value Trust


As of June 30, 2003

                                        Percent of
Ten Largest Equity Holdings             Net Assets

Exxon Mobil Corporation                     4.3%
Wells Fargo & Co.                           4.1
Citigroup Inc.                              3.5
Royal Dutch Petroleum Company
(NY Registered Shares)                      3.3
American International Group, Inc.          2.5
Deere & Company                             2.5
Bank One Corporation                        2.5
Unocal Corporation                          2.3
E.I. du Pont de Nemours and Company         2.3
Wachovia Corporation                        2.0



MERRILL LYNCH BASIC VALUE FUND, INC., JUNE 30, 2003


Officers and Directors/Trustees
                                                                                             Number of
                                                                                             Portfolios in    Other Public
                                                                                             Fund Complex     Directorships
                        Position(s)  Length                                                  Overseen by      Held by
                        Held         of Time                                                 Director/        Director/
Name, Address & Age     with Fund    Served   Principal Occupation(s) During Past 5 Years    Trustee          Trustee
Interested Director/Trustee


Terry K. Glenn*         President    1999 to  President and Chairman of Merrill Lynch        114 Funds      None
P.O. Box 9011           and          present  Investment Managers, L.P. ("MLIM")/Fund      159 Portfolios
Princeton,              Director/    and      Asset Management, L.P. ("FAM")--Advised
NJ 08543-9011           Trustee      1983 to  Funds since 1999; Chairman (Americas
Age: 62                              present  Region) of MLIM from 2000 to 2002;
                                              Executive Vice President of MLIM and FAM
                                              (which terms as used herein include their
                                              corporate predecessors) from 1983 to 2002;
                                              President of FAM Distributors, Inc.
                                              ("FAMD") from 1986 to 2002 and Director
                                              thereof from 1991 to 2002; Executive Vice
                                              President and Director of Princeton
                                              Services, Inc. ("Princeton Services") from
                                              1993 to 2002; President of Princeton
                                              Administrators, L.P. from 1989 to 2002;
                                              Director of Financial Data Services, Inc.
                                              from 1985 to 2002.


*Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his former positions with MLIM, FAM, FAMD, Princeton Services and
Princeton Administrators, L.P. The Director's/Trustee's term is unlimited. Directors/Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As
Fund President, Mr. Glenn serves at the pleasure of the Board of Directors/Trustees.



Independent Directors/Trustees*

Donald W. Burton        Director/    2002 to  Manager of The Burton Partnership, Limited      21 Funds      ITC DeltaCom,
P.O. Box 9095           Trustee      present  Partnership since 1979; Managing General     35 Portfolios    Inc.; ITC Holding
Princeton,                                    Partner of the South Atlantic Venture Funds,                  Company, Inc.;
NJ 08543-9095                                 Limited Partnerships and Chairman of South                    Knology, Inc.;
Age: 59                                       Atlantic Private Equity Fund IV, Limited                      MainBancorp,
                                              Partnership since 1983; Member of the                         N.A.; PriCare,
                                              Investment Advisory Council of the Florida                    Inc.; Symbion,
                                              State Board of Administration since 2001.                     Inc.


M. Colyer Crum          Director/    1977 to  James R. Williston Professor of Investment      22 Funds      Cambridge
P.O. Box 9095           Trustee      present  Management Emeritus, Harvard Business        36 Portfolios    Bancorp
Princeton,                                    School since 1996; Chairman and Director,
NJ 08543-9095                                 Phaeton International, Ltd. from 1985 to
Age: 71                                       present. Director, Cambridge Bancorp since
                                              1969.


Laurie Simon Hodrick    Director/    1999 to  Professor of Finance and Economics, Graduate    21 Funds      None
P.O. Box 9095           Trustee      present  School of Business, Columbia University      35 Portfolios
Princeton,                                    since 1998; Associate Professor of Finance
NJ 08543-9095                                 and Economics, Graduate School of Business,
Age: 40                                       Columbia University from 1996 to 1998.


Fred G. Weiss           Director/    1998 to  Managing Director of FGW Associates since       21 Funds      Watson
P.O. Box 9095           Trustee      present  1997; Vice President, Planning, Investment   35 Portfolios    Pharma-
Princeton,                                    and Development of Warner Lambert Co. from                    ceuticals,
NJ 08543-9095                                 1979 to 1997; Director, BTG International,                    Inc.
Age: 61                                       PLC since 2001; Director, Watson
                                              Pharmaceuticals, Inc. since 2000.



*The Director's/Trustee's term is unlimited. Directors/Trustees serve until their resignation, removal or death, or until December
31 of the year in which they turn 72.



MERRILL LYNCH BASIC VALUE FUND, INC., JUNE 30, 2003


Officers and Directors/Trustees (concluded)
                        Position(s)  Length
                        Held         of Time
Name, Address & Age     with Fund    Served*  Principal Occupation(s) During Past 5 Years
Fund Officers

Donald C. Burke         Vice         1993 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof
P.O. Box 9011           President    present  since 1999; Senior Vice President and Treasurer of Princeton Services
Princeton,              and          and      since 1999; Vice President of FAMD since 1999; Director of MLIM Taxation
NJ 08543-9011           Treasurer    1999 to  since 1990.
Age: 43                              present


Robert C. Doll, Jr.     Senior       1999 to  President of MLIM and member of the Executive Management Committee of
P.O. Box 9011           Vice         present  ML&Co., Inc. since 2001; Global Chief Investment Officer and Senior
Princeton,              President             Portfolio Manager of MLIM since 1999; Chief Investment Officer of Equities
NJ 08543-9011                                 at Oppenheimer Funds, Inc. from 1990 to 1999 and Chief Investment Officer
Age: 48                                       thereof from 1998 to 1999; Executive Vice President of Oppenheimer Funds,
                                              Inc. from 1991 to 1999.


Robert J. Martorelli    Vice         2002 to  Managing Director of MLIM since 2000; Director (Equities) of MLIM from 1997
P.O. Box 9011           President    present  to 2000.
Princeton,
NJ 08543-9011
Age: 45


Kevin M. Rendino        Vice         1999 to  Managing Director of MLIM since 2000; Director (Equities) of MLIM from 1997
P.O. Box 9011           President    present  to 2000.
Princeton,
NJ 08543-9011
Age: 36


Phillip S. Gillespie    Acting       2003 to  First Vice President of MLIM since 2001; Director (Legal Advisory) of MLIM
P.O. Box 9011           Secretary    present  from 2000 to 2001; Vice President of MLIM from 1999 to 2000 and Attorney
Princeton,                                    associated with MLIM since 1998; Assistant General Counsel of Chancellor LGT
NJ 08543-9011                                 Asset Management, Inc. from 1997 to 1998.
Age: 39


*Officers of the Fund serve at the pleasure of the Board of Directors/Trustees.


Further information about the Fund's Officers and Directors/Trustees is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.



Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863



MERRILL LYNCH BASIC VALUE FUND, INC., JUNE 30, 2003



Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request--N/A (annual requirement only and not required to be answered until the registrant's fiscal year-end on or after July 15, 2003)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/ independence of more than one financial expert) If no, explain why not. -N/A (annual requirement only and not required to be answered until the registrant's fiscal year-end on or after July 15, 2003)

Item 4 - Disclose annually only (not answered until December 15,
2003)

(a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

(b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs
(a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

(e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

(f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

(h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state.

If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees. N/A

(Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A

Item 8--Reserved

Item 9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

Item 9(b)--There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act. Attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Basic Value Fund, Inc.


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       Merrill Lynch Basic Value Fund, Inc.


Date: August 21, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       Merrill Lynch Basic Value Fund, Inc.


Date: August 21, 2003


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Basic Value Fund, Inc.


Date: August 21, 2003



Attached hereto as a furnished exhibit are the certifications pursuant to Section 906 of the Sarbanes-Oxley Act.